SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND PROMISSORY NOTE

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND PROMISSORY NOTE (this "Amendment") executed as of **July 16, 2023** (the "Execution Date"), is between **THERMO COMMUNICATION FUNDING, LLC**, a Delaware limited liability company (together with its successors and assigns, "Lender"), and **FOMO WORLDWIDE, INC. pka FOMO CORP.**, a California corporation, **SMARTSolution TECHNOLOGIES, Inc. and predecessor SMARTSolution Technologies L.P.**, a Pennsylvania corporation, **ENERGY INTELLIGENCE CENTER LLC,** a Wyoming limited liability companyand **DIAMOND TECHNOLOGY SOLUTIONS, LLC**, a Pennsylvania limited liability company (together with their successors and assigns "Debtors," "Pledgors" ro "Borrowers").

RECITALS

WHEREAS, Debtors, **FOMO WORLDWIDE, INC.**, **SMARTSolution TECHNOLOGIES, INC**., **ENERGY INTELLIDENCE CENTER LLC, Diamond Technology Solutions LLC** and Lender, **THERMO COMMUNICATION FUNDING, LLC**, entered into those certain **LOAN AND SECURITY AGREEMENT** dated as of **February 28, 2022** ("Agreement"), pursuant to which Lender agreed to make certain credit facilities available to Debtor on the terms and conditions set forth therein; and

WHEREAS, in connection with the Agreements, Debtors executed and delivered to Lender that certain **PROMISSORY NOTE** dated as of even date with the Agreements, in the principal amount of **ONE MILLION AND NO/100 DOLLARS ($1,000,000.00)** (the "Note") ("Note" and "Agreement" may collectively be referred to as "Loan Documents");

WHEREAS, in connection with the Agreements, **VIKRAM GROVER** ("Guarantor") executed a **LIMITED RECOURSE GUARANTY** (the "Guaranty"), guaranteeing the obligations of Debtors, Pledgors, and Borrowers, as set forth under the terms and conditions of the Guaranty;

WHEREAS, on **June 21, 2022,** Debtors and Lender executed that certain Amendment to Loan and Security Agreement and Promissor Note, increasing the Credity Facility and notational amount of the Note; and

WHEREAS, the parties desire to amend the Agreements and the Note pursuant to the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. **Definitions**. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

2. **Addition of Debtor, Pledgor, Borrower, and Solidary Obligor**. The parties hereby agree that **DIAMOND TECHNOLOGY SOLUTIONS LLC** be added as a Debtor, Pledgor and Borrower to the Loan and Security Agreement and Note as of this Execution Date. Any Loan Document referencing the "Debtor(s), "Pledgor(s)" or "Borrower(s)" shall include **DIAMOND TECHNOLOGY SOLUTIONS, LLC** and all Debtors, Pledgors and Borrowers agree that they will be solidarily liable for all obligations set forth in the Loan Documents and Note.

3. **Conditions Precedent**. The obligations of Lender under this Amendment shall be subject to the condition precedent that Debtors shall have executed and delivered to Lender this Amendment and such other documents and instruments incidental and appropriate to the transaction provided for herein as Lender or its counsel may reasonably request.

4. **Payment of Fees and Expenses**. Debtors agree to pay all reasonable fees of Lender in connection with the drafting and execution of this Amendment.

5. **Ratifications**. Except as expressly modified and superseded by this Amendment, the Loan Documents are ratified and confirmed and continue in full force and effect. The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, Debtors hereby ratify and confirms that all liens heretofore granted to Lender were intended to, do and continue to secure the full payment and performance of the Indebtedness. Debtors agree to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect those liens and preserve and protect the rights of Lender in respect of all present and future Collateral. The terms, conditions and provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.

6. **Representations, Warranties and Confirmations**. Debtors hereby represent and warrant to Lender that (a) this Amendment and any other Loan Documents to be delivered under this Amendment (if any) have been duly executed and delivered by Debtors, are valid and binding upon Debtors and are enforceable against Debtors in accordance with their terms, except as limited by any applicable bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Debtors of this Amendment or any other Loan Document to be delivered under this Amendment, and (c) the execution, delivery and performance by Debtors of this Amendment and any other Loan Documents to be delivered under this Amendment do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements or understandings to which Debtors are a party or by which Debtors are bound.

7. **Release**. Debtors hereby acknowledge and agree that there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against Lender or the terms and provisions of or the obligations of Debtors under the Loan Documents and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining thereto, and that Debtors have no right to seek affirmative relief or damages of any kind or nature from Lender. To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Debtors hereby waive, and hereby knowingly and voluntarily release and forever discharge Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

8. **Extension of Guaranty.** Guarantor(s) hereby agrees to this Amendment and herby agrees to extend and confirm the Limited Recourse Guaranty to coincide with the modifications of the Agreement as set forth herein, including extending the Guaranty to include all new Debtors, Pledgors and Borrowers. All other terms of the Limited Recourse Guaranty are hereby ratified and confirmed and continue in full force and effect.

9. **Multiple Counterparts**. This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

10. **Reference to Agreement**. Each of the Loan Documents containing a reference to another Loan Document shall mean and refer to such Loan Document, as amended hereby.

11. **Severability**. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

12. **Headings**. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

NOTICE OF FINAL AGREEMENT

THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the Execution Date.

LENDER:

THERMO COMMUNICATIONS FUNDING LLC

By: Seth Block
Name: Seth Block
Title: Executive Vice President

ADDRESS:

101 W. Robert E. Lee, Ste. 302
New Orleans, LA 70124

DEBTORS:

DIAMOND TECHNOLOGY SOLUTIONS LLC

By: [signature]
Name: Vikram Grover
Title: CEO of FOMO WORLDWIDE, INC./Managing Member

ADDRESS:

831 W. North Ave
Pittsburgh, PA 15233

FOMO WORLDWIDE, INC.

831 w North Ave.
Pittsburgh, PA 15233

By: ______________________
Name: Vikram Grover
Title: President

SMARTSolution Technologies, Inc.

831 W. North Ave.
Pittsburgh, PA 15233

By: ______________________
Name: Vikram Grover
Title: CEO of FOMO WORLDWIDE, INC./Manager

ENERGY INTELLIGENCE CENTER, LLC

831 W North Ave,
Pittsburgh, PA 15233

By: ______________________
Name: Vikram Grover
Title: CEO of FOMO WORLDWIDE, INC./Managing Member

GUARANTOR:

ADDRESS:

Vikram Grover

625 Stanwix St. #2504
Pittsburgh, PA 15222

By: ______________________
Name: Vikram Grover

CONFIRMATION OF GUARANTY

To induce Lender to execute the foregoing Second Amendment, Guarantor (a) agrees and consents to the execution and delivery of the Agreement and the terms thereof; (b) ratifies and confirms that all guaranties and assurances granted, conveyed or otherwise provided to Lender under the Loan Documents (as the same may have been amended, modified or restated from time to time, the "Guaranty"), are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment; (c) confirms and agrees that the Guaranty continues to guarantee and assure the payment and performance of Indebtedness in accordance with its terms; (d) agrees to perform such acts and duly authorize, execute, acknowledge and deliver such additional guarantees, assurances and other documents, instruments and agreements as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve and protect those guaranties and assurances; and (e) waives notice of acceptance of this consent and confirmation, which consent and confirmation binds Guarantor and Guarantor's successors and assigns and inures to Lender and its successors and assigns. The terms, conditions and provisions of the Guaranty (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, as if stated verbatim herein.

GUARANTOR:

Vikram Grover

ADDRESS:

625 Stanwix St. #2504
Pittsburgh, PA 15222

By: 
Name: Vikram Grover